SECURITIES AND EXCHANGE COMMISSION


                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



                                  July 9, 2002
--------------------------------------------------------------------------------
                (Date of Report, date of earliest event reported)



                           TITANIUM METALS CORPORATION
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)



 Delaware                  0-28538                    13-5630895
--------------------------------------------------------------------------------
(State or other           (Commission                (IRS Employer
 jurisdiction of           File Number)               Identification
 incorporation)                                       Number)



1999 Broadway, Suite 4300, Denver, CO                      80202
--------------------------------------------------------------------------------
(Address of principal executive offices)                (Zip Code)


                                 (303) 296-5600
 -------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
 -------------------------------------------------------------------------------
             (Former name or address, if changed since last report)

Item 5:           Other Events

     On July 1, 2002 the Registrant  issued the press release attached hereto as
Exhibit 99.1, which is incorporated herein by reference. The press release relates to an announcement by the Registrant of an agreement to extend an existing contract with the United Steelworkers of America (Local 5644) by three days.

     On July 3, 2002 the Registrant  issued the press release attached hereto as
Exhibit 99.2, which is incorporated herein by reference. The press release relates to an announcement by the Registrant that hourly workers at its Toronto, Ohio facility have ratified a new three-year collective bargaining agreement.


Item 7:       Financial Statements, Pro Forma Financial Information and Exhibits

         (c)  Exhibits

              Item No.    Exhibit List
              --------    ------------------------------------------------------

              99.1        Press Release dated July 1, 2002 issued by Registrant.

              99.2        Press Release dated July 3, 2002 issued by Registrant.

                                   SIGNATURES


     Pursuant to the requirements ofthe Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                               TITANIUM METALS CORPORATION
                               (Registrant)


                               By: /s/ Robert E. Musgraves
                                   ---------------------------------------------
                                   Robert E. Musgraves
                                   Executive Vice President and General Counsel




Date: July 9, 2002

                                                                    EXHIBIT 99.1
                                  PRESS RELEASE

FOR RELEASE 7AM EDT, 7/1/02                          Contact:
---------------------------

Titanium Metals Corporation                          Mark A. Wallace
1999 Broadway, Suite 4300                            Executive Vice President &
Denver, Colorado 80202                                 Chief Financial Officer
                                                     (303) 296-5615


              TIMEt and united steelworkers extend TORONTO contract

     DENVER,  COLORADO . . . . July 1, 2002 . . . . Titanium Metals  Corporation
("TIMET") (NYSE: TIE) announced that the Company and the United Steelworkers of America (Local 5644), representing TIMET's Toronto, Ohio facility, have agreed to extend their existing contract by three days in order to give union members the opportunity to vote on the terms of a new three year agreement offered by the Company. The existing agreement, previously scheduled to expire at midnight June 30, 2002, has now been extended to midnight, July 3, 2002. The union represents approximately 400 production, maintenance, clerical and technical workers at the Ohio facility.

     Titanium Metals Corporation, headquartered in Denver, Colorado, is a leading worldwide producer of titanium metal products. Information on TIMET is available on the world wide web at http://www.timet.com/.


                                    o o o o o

                                                                    EXHIBIT 99.2
                                  PRESS RELEASE

FOR IMMEDIATE RELEASE                                Contact:

Titanium Metals Corporation                          Mark A. Wallace
1999 Broadway, Suite 4300                            Executive Vice President &
Denver, Colorado 80202                                 Chief Financial Officer
                                                     (303) 296-5615


             TIMET AND UNITED STEELWORKERS REACH NEW LABOR AGREEMENT

     DENVER, COLORADO . . . July 3, 2002 . . . Titanium Metals Corporation ("TIMET") (NYSE: TIE) announced that hourly workers at its Toronto, Ohio facility have ratified a new three-year collective bargaining agreement. Approximately 400 production, maintenance, clerical and technical workers at the plant are represented by the United Steelworkers of America (Local 5644).

     The new contract provides for increases in wages and pensions over its term. The agreement also includes a number of work-rule changes allowing for increased work place flexibility to help the Company reduce costs and improve efficiency.

     Titanium Metals Corporation, headquartered in Denver, Colorado, is a leading worldwide producer of titanium metal products. Information on TIMET is available on the world wide web at http://www.timet.com/.


                                    o o o o o